SUPPLEMENT DATED DECEMBER 8, 2004 TO
                             PIONEER FUND PORTFOLIO PROSPECTUS DATED MAY 3, 2004

The following information supplements the information in the Pioneer Fund Portfolio prospectus. Please retain this supplement and keep it with the prospectus for future reference.

The Board of Trustees of the Trust, on behalf of the Fund, has approved an amendment to the investment advisory agreement between the Fund and TAMIC. Effective December 1, 2004, the investment advisory fee will be revised from the annual rate of 0.75% of the average daily net assets of the Fund to a fee calculated at an annual rate in accordance with the following schedule:

                                                          INVESTMENT
AVERAGE DAILY NET ASSETS                                 ADVISORY FEE
First $250 million..........................                0.750%
Next $250 million...........................                0.700%
Next $500 million...........................                0.675%
Next $1 billion.............................                0.650%
Amounts over $2 billion.....................                0.600%





December 2004                                                            L-24445